UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  March 11, 2015

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On March 11, 2015, at NextEra Energy, Inc.'s (NextEra Energy) 2015 Investor Conference in New York, NY, members of NextEra Energy's senior executive and senior management team plan to discuss, among other topics, NextEra Energy's long-term growth expectations, including average adjusted earnings per share growth expectations of approximately 5-7% per year through 2018 from a 2014 adjusted earnings per share base. NextEra Energy's adjusted earnings per share expectations for 2015, 2016 and 2018 are as follows:

2015	$5.40 - $5.70
2016	$5.75 - $6.25
2018	$6.50 - $7.00

The adjusted earnings per share expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges, as well as net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's (NextEra Energy Resources) nuclear decommissioning funds, none of which can be determined at this time, and operating results from the solar thermal facilities in Spain. NextEra Energy Resources is an indirect wholly-owned subsidiary of NextEra Energy. In addition, NextEra Energy's adjusted earnings per share expectations assume, among other things: normal weather and operating conditions; continued recovery of the national and Florida economy; supportive commodity markets; current forward curves; public policy support for wind and solar development and construction; market demand and transmission expansion to support wind and solar development; access to capital at reasonable cost and terms; no divestitures, other than to NextEra Energy Partners, LP, or acquisitions; no adverse litigation decisions; and no changes to governmental tax policy or incentives. NextEra Energy's adjusted earnings per share expectations should be viewed in conjunction with NextEra Energy's cautionary statements and risk factors set forth below. Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

Investors and other interested parties can access a copy of the presentation materials at www.NextEraEnergy.com/investors.

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

At NextEra Energy's 2015 Investor Conference on March 11, 2015, members of NextEra Energy's senior executive and senior management team plan to provide updated capital investment plans that are expected to support NextEra Energy's adjusted earnings per share expectations through 2018.

NextEra Energy, through its subsidiaries, expects to deploy approximately $30 billion to $34 billion of capital expenditures from 2015 through 2018, including approximately $13.9 billion to $15.6 billion at Florida Power & Light Company (FPL), $13.4 billion to $14.8 billion at NextEra Energy Resources, $2.5 billion to $2.7 billion for infrastructure projects through investments in natural gas pipelines and transmission facilities, which are reported in NextEra Energy's Corporate and Other activities, as well as approximately $0.4 billion expected to be spent on other Corporate and Other activities. At FPL, planned capital expenditures for the period 2015 through 2018 primarily relate to projects that are focused on improving reliability, reducing fuel cost and reducing emissions, as well as maintenance of existing assets. For the period 2015 through 2018, NextEra Energy Resources expects to invest capital of approximately $5.5 billion to $5.7 billion for new wind projects with generation totaling 3,000 megawatts (mw) to 3,300 mw, $4.4 billion to $4.6 billion for new solar projects with generation totaling 1,600 mw to 1,800 mw and $3.5 billion to $4.5 billion primarily for natural gas infrastructure, nuclear fuel and maintenance of existing assets.

This discussion should be viewed in conjunction with NextEra Energy's cautionary statements and risk factors set forth below.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted earnings per share expectations and future operating performance. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL and their business and financial condition are subject to risks and uncertainties that could cause their actual results to differ materially from those expressed or implied in the forward-looking statements, or may require them to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of NextEra Energy's and FPL's business operations; inability of NextEra Energy and FPL to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory and economic factors on regulatory decisions important to NextEra Energy and FPL; disallowance of cost recovery by FPL based on a finding of imprudent use of derivative instruments; effect of any reductions to or elimination of governmental incentives that support utility scale renewable energy projects of NextEra Energy Resources, LLC and its affiliated entities (NextEra Energy Resources) or the imposition of additional taxes or assessments on renewable energy; impact of new or revised laws, regulations or interpretations or other regulatory initiatives on NextEra Energy and FPL; effect on NextEra Energy and FPL of potential regulatory action to broaden the scope of regulation of over-the-counter (OTC) financial derivatives and to apply such regulation to NextEra Energy and FPL; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy and FPL; effects on NextEra Energy and FPL of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy and FPL to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of their operations; effect on NextEra Energy and FPL of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy and FPL of adverse results of litigation; effect on NextEra Energy and FPL of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy and FPL resulting from risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project development agreements; risks involved in the operation and maintenance of electric generation, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy and FPL of a lack of growth or slower growth in the number of customers or in customer usage; impact on NextEra Energy and FPL of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from terrorism, cyber attacks or other attempts to disrupt NextEra Energy's and FPL's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy and FPL against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy Resources’ gas infrastructure business and cause NextEra Energy Resources to delay or cancel certain gas infrastructure projects and for certain existing projects to be impaired; risk to NextEra Energy Resources of increased operating costs resulting from unfavorable supply costs necessary to provide NextEra Energy Resources' full energy and capacity requirement services; inability or failure by NextEra Energy Resources to manage properly or hedge effectively the commodity risk within its portfolio; potential volatility of NextEra Energy's results of operations caused by sales of power on the spot market or on a short-term contractual basis; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's and FPL's risk management tools associated with their hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas by FPL and NextEra Energy Resources; exposure of NextEra Energy and FPL to credit and performance risk from customers, hedging counterparties and vendors; failure of NextEra Energy or FPL counterparties to perform under derivative contracts or of requirement for NextEra Energy or FPL to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's or FPL's information technology systems; risks to NextEra Energy and FPL's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in OTC markets; impact of negative publicity; inability of NextEra Energy and FPL to maintain, negotiate or renegotiate acceptable franchise agreements with municipalities and counties in Florida; increasing costs of health care plans; lack of a qualified workforce or the loss or retirement of key employees; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with NextEra Energy's and FPL's ownership and operation of nuclear generation facilities; liability of NextEra Energy and FPL for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures at nuclear generation facilities of NextEra Energy or FPL resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy Resources' or FPL's owned nuclear generation units through the end of their respective operating licenses; liability of NextEra Energy and FPL for increased nuclear licensing or compliance costs resulting from hazards, and increased public attention to hazards, posed to their owned nuclear generation facilities; risks associated with outages of NextEra Energy's and FPL's owned nuclear units; effect of disruptions, uncertainty or volatility in the credit and capital markets on NextEra Energy's and FPL's ability to fund their liquidity and capital needs and meet their growth objectives; inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings; impairment of NextEra Energy's and FPL's liquidity from inability of creditors to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of NextEra Energy's and FPL's nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; and effect of disruptions, uncertainty or volatility in the credit and capital markets of the market price of NextEra Energy's common stock. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2014 and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date:  March 11, 2015

NEXTERA ENERGY, INC.
(Registrant)

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KIMBERLY OUSDAHL
Kimberly Ousdahl Vice President, Controller and Chief Accounting Officer of Florida Power & Light Company

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